NOTES PAYABLE	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 7 - NOTES PAYABLE

The following table provides a summary of the Company’s outstanding debt as of December 31, 2023:

	Principal balance	Accrued interest	Unamortized Debt Discount & Issuance Costs	Net debt balance
2023 Notes	$1,836,000	$13,078	$(1,197,200)	$651,878
Financed insurance	197,249	5,570	-	202,819
Total	$2,033,249	$18,648	$(1,197,200)	$854,697

The following table provides a summary of the Company’s outstanding debt as of December 31, 2022:

	Principal balance	Accrued interest	Fair value adjustment	Net debt balance
2022 Notes	$3,905,264	$10,544	$287,771	$4,203,579
Financed insurance	195,273	7,906	-	203,179
Total	$4,100,537	$18,450	$287,771	$4,406,758

Interest expense

The interest expense recognized for financed insurance was $14,716 and $9,909 for the year ended December 31, 2023 and 2022, respectively. Interest expense recognized for the 2023 Notes was $339,230 for the year-ended December 31, 2023, which consists of amortization of the debt discount and debt issuance costs and accrued interest.

2021 Notes

On September 24, 2021, the Company entered into an agreement with institutional investors to issue the 2021 Notes. The agreement provided for two closings: the first closing for $5.3 million (resulting in net proceeds of $4.6 million) which closed on September 24, 2021. The second closing for $10.6 million (resulting in net proceeds of $9.4 million) which closed on November 5, 2021.

The 2021 Notes included a stated rate of interest of 5% per annum, in addition to an original issue discount of 6%. The interest could be settled in cash or shares at the option of the Company and was payable together with monthly redemptions of the outstanding principal amount of the debt.

The Company elected to apply the fair value option to the measurement of the 2021 Notes. The total initial fair value of the debt at issuance was $15.9 million. The fair value measurement included the assumption of accrued interest and interest expense (at the stated rate plus an 8% cash settlement premium). If presented separately, the total amount of interest expense (after consideration of the conversions) for the year-ended December 31, 2022 would be $0.2 million.

In connection with the issuance of the 2021 Notes the Company also issued 1,507 and 3,011 warrants on the respective closing dates. The warrants were immediately exercisable with an exercise price of $1,831.20 (subject to downward revision protection in the event the Company makes certain issuances of common stock at prices below the conversion price) and expire on September 23, 2026 and November 4, 2026, respectively. As a result of the issuance of the 2022 Notes in July 2022, the exercise price of these warrants was adjusted down to $187.20. On May 12, 2023, in exchange for $0.125 per outstanding warrant, the Company amended the warrants to reduce their exercise price to $3.64.

The 2021 Notes were settled on October 11, 2022 and were not outstanding as of December 31, 2023 and 2022.

2022 Notes

On June 30, 2022, the Company entered into an $8.0 million convertible financing agreement with institutional investors. The agreement provided for two closings, each for notes payable of $4.24 million (resulting in gross cash proceeds of $4.0 million per closing). Funds were received for the first closing on July 1, 2022 and for the second closing on August 9, 2022.

On the issuance date, the Company assessed the probability of the potential settlement scenarios under the terms of the 2022 Notes and determined that the predominant settlement feature of the 2022 Notes was the redemption feature into shares of the Company’s common stock issuable at the lower of the conversion price or 92% of the average of the three lowest VWAPs in the 10 trading days immediately preceding the redemption date. As the predominant settlement feature of the 2022 Notes is to settle a fixed monetary amount into a variable number of shares, the 2022 Notes fell within the scope of ASC 480. Accordingly, the Company determined that the 2022 Notes should be recorded at fair value on its issuance date and remeasured as of each reporting date with the change in fair value recorded as a component of other income (expense) in the Company’s consolidated statements of operations.

The Company initially recorded the 2022 Notes at a fair value of $12.09 million which included a loss upon issuance of $3.6 million due to the current share price at issuance exceeding the conversion price. Additionally, the Company recorded issuance costs of $1.1 million representing a 6% original issue discount of $0.5 million and $0.6 million of legal and investment banking fees, which are included in other income (expense) on the consolidated statement of operations. After several conversions, the Company reflected the remaining balance due as of December 31, 2022 at fair value and recognized a change in fair value of convertible notes of $3.1 million (gain) for the period ended December 31, 2022 also in other income (expense) on the consolidated statements of operations.

The December 31, 2022 fair value measurement includes the assumption of accrued interest and interest expense (at the stated rate plus an 8% cash settlement premium) and thus a separate amount is not reflected on the consolidated statements of operations. If presented separately, the amount of interest expense after consideration of the conversions would be $0.2 million for the year ended December 31, 2022.

In connection with each of the first and second closings of the 2022 Notes, the Company also issued warrants to purchase 38,900 shares of the Company’s common stock. The warrants had an original exercise price of $170.04 and are exercisable for five years following issuance of the 2022 Notes. The issuance of these warrants required the Company to reduce the conversion price of the 2021 Notes and the exercise price of the outstanding warrants associated with the 2021 Notes to $187.20. In connection with 2023 May Offering, and in exchange for $0.125 per outstanding warrant, the exercise prices of the 2022 Notes warrants and 2021 Notes warrants were reduced to $3.64 per share.

The proceeds of the 2022 Notes were used for working capital purposes subject to certain customary restrictions and are secured by the Company’s rights to its patents and licenses. The Company was restricted from issuing certain additional debt or equity without the prior written consent of the holders for certain specified periods set forth in the 2022 Notes. If, at any time while the 2022 Notes are outstanding, the Company carried out one or more capital raises in excess of $5.0 million, the holder had the right to require the Company to use up to 20% of the gross proceeds of such transaction to redeem all or a portion of the convertible notes for an amount in cash equal to the cash Mandatory Redemption Amount (i.e., 108% of outstanding principal and unpaid interest). The Company triggered this provision in connection with the public offering of securities in December of 2022, the resulting principal payments and interest were reflected as a reduction to the outstanding balance of the 2022 Notes. The 8% premium was paid in cash and was reflected as interest expense within the consolidated statement of operations.

The 2022 Notes were scheduled to mature on December 29, 2023 and February 7, 2024, for the first and second closings, respectively. The notes bear interest at a rate of 6% per annum, in addition to an original issue discount of 6%. The interest may be settled in cash or shares at the option of the Company and is payable together with monthly redemptions of the outstanding principal amount of the debt. The outstanding principal and interest balances were satisfied in March 2023.

In January 2023, the Company entered into a letter agreement to reduce the conversion price for the remaining balance of the Company’s outstanding 2022 Notes from $24.07 to $9.01 for the period from January 12, 2023 until May 12, 2023.The holders converted $3.1 million of the outstanding balance of the 2022 Notes during 2023 and received cash true-up payments totaling $0.4 million for conversions executed before the letter agreement. Additional cash true-up payments totaling $0.6 million for conversions below the adjusted price were due to be paid within 120 days from January 12, 2023, in accordance with the Letter Agreement. On May 12, 2023, the Company paid $0.6 million of cash for the additional true-up payments to the holders of the 2022 Notes.

2023 Notes

On October 23, 2023, the Company entered into a Securities Purchase Agreement (“SPA”) for an aggregate financing of $1.8 million with investors, including $0.2 million with a board member. At the first closing under the SPA, which occurred on October 25, 2023, the Company issued to the investors (i) senior secured convertible promissory notes in the aggregate principal amount of $612,000 for an aggregate purchase price of $566,667 and (ii) warrants to purchase 1,255,697 shares of the Company’s common stock, par value $0.0001 per share in the aggregate. At the second closing under the SPA, which occurred on November 29, 2023, the Company issued to the investors referenced above, (i) additional notes in the aggregate principal amount of $1,224,000 for an aggregate purchase price of $1,133,333 and (i) additional warrants to purchase 2,511,394 shares of the common stock in the aggregate. The notes mature on April 25, 2024 and May 28, 2024 respectively.

The combined notes are subject to an original issue discount of 8%, have a term of six months from their respective date of issuance and accrue interest at the rate of 6.0% per annum. The notes are convertible into common stock, at a per share conversion price equal to $1.5675. Beginning ninety days following issuance of the respective notes, the Company is obligated to redeem monthly one third of the original principal amount under the applicable note, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the holder of such note. The Company is required to pay the redemption amount in cash with a premium of 10% or, at the election of the purchaser at any time, some or all of the principal amount and interest may be paid by conversion of shares under the note into common stock based on a conversion price equal to $1.5675. The Company determined the 2023 Notes are to be accounted for as conventional convertible debt as they provide for the holder an option to convert the outstanding balances into a fixed number of shares (or an equivalent amount of cash at the discretion of the Company) and the option to convert meets the definition of an exception from derivative accounting. As a result, the Company has reflected the outstanding principal amount, the remaining unamortized discount (both original issue discount and the relative fair value discount associated with the warrants discussed below) and the remaining debt issuance costs as net amount on the face of the balance sheet. The amortization of the original debt discount (approximately $0.1 million) and issuance costs (approximately $0.3 million) will be recorded as interest expense within the consolidated statements of operations. As of December 31, 2023, approximately $0.1 million of the original debt discount and issuance costs was amortized to interest expense.

The warrants have an exercise price of $1.5675, the same as the conversion price, and are exercisable for five years following the issuance date. The warrants were equity classified as they are indexed to the Company’s stock and only settleable in shares. The warrants were initially measured at fair value using a Black-Scholes valuation model and were allocated along with the 2023 Notes using the relative fair value method. The initial fair value of $1.1 million allocated to the warrants was considered a debt discount and will be amortized to interest expense over the remaining term of the notes. As of December 31, 2023, approximately $0.2 million of the discount associated with the warrants was amortized to interest expense.

Financed Insurance Premiums

In June 2023, the Company renewed and financed its directors’ and officers’ liability insurance in the amount of $0.4 million. Monthly payments commenced in July 2023 and are scheduled through March 2024. During the year ended December 31, 2022, the Company financed its directors’ and officers’ liability insurance in the amount of $0.4 million and the liability was paid in full by March 31, 2023. The Company paid a total of $9,402 in interest from inception through March 2023 when the note was paid in full. The Company incurred $14,715 and $9,909 of interest expense associated with the financed insurance premiums for the years ended December 31, 2023 and 2022.